                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       AUTO-TROL TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Allyson Kissell
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       AUTO-TROL TECHNOLOGY CORPORATION

                         12500 NORTH WASHINGTON STREET

                         DENVER, COLORADO  80241-2400


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


  The Annual Meeting of Shareholders of Auto-trol Technology Corporation (the "Company") will be held on Tuesday, January 26, 1999, at the Company's headquarters, 12500 North Washington Street, Denver, Colorado, at 10:00 a.m. Mountain Standard Time. At the meeting, the shareholders will consider and act upon the following matters:



     1. The election of directors to serve until the next annual meeting or until their successors are duly elected and qualified.

     2. Such other business as may properly come before the meeting.



  Only shareholders of record at the close of business on December 8, 1998, are entitled to notice of, and to vote at, the meeting.



                              By Order of the Board of Directors



                              Allyson S. Kissell
                              Secretary



Denver, Colorado
December 22, 1998



IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE MEETING. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THE PROXY SHOULD BE RETURNED IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                        AUTO-TROL TECHNOLOGY CORPORATION
                         12500 NORTH WASHINGTON STREET
                          DENVER, COLORADO 80241-2400
     ______________________________________________________________________

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 26, 1999


  This Proxy Statement (the "Proxy Statement") is furnished to shareholders of Auto-trol Technology Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, January 26, 1999, at the Company's headquarters, 12500 North Washington Street, Denver, Colorado, at 10:00 a.m. Mountain Standard Time, and at any adjournment thereof. The approximate mailing date of this Proxy Statement and the accompanying proxy is December 22, 1998. ANY PROXY MAY BE REVOKED IN PERSON AT THE MEETING, EITHER BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

  In addition to the solicitation of proxies by mail, officers and other representatives of the Company may solicit the return of proxies by telephone, telegraph or personal contact. The Company will bear the expense of preparing, printing, assembling and mailing this Proxy Statement and accompanying material to its shareholders and will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy solicitation material to beneficial owners.

  All references in this Proxy Statement to the Company's last fiscal year refer to the period from October 1, 1997 to September 30, 1998.

     The list of shareholders of record on December 8, 1998, will be available for review at the Company's headquarters for ten days prior to the annual meeting.


                             SHAREHOLDER PROPOSALS

  Subject to the rules of the Securities Exchange Act of 1934, any shareholder who intends to submit a proposal for action at the annual meeting of shareholders must be a record or beneficial owner of at least one percent (1%) or $2,000 in market value of securities entitled to be voted at the meeting and must have held such securities for at least one year. Further, the shareholder must continue to own such securities through the date on which the meeting is held. Currently, the 1999 Annual Meeting of Shareholders is scheduled to be held on January 25, 2000. To be considered for inclusion in the proxy material for the next annual meeting, proposals must be received by the Secretary of the Company at 12500 North Washington Street, Denver, Colorado 80241-2400 on or before September 30, 1999.


                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

  The Company's outstanding voting stock consists of Common Stock. Only holders of Common Stock of record at the close of business on December 8, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the meeting. On the Record Date there were 14,892,721 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting.

    A majority of the Company's outstanding voting Common Stock, represented in person or by proxy, is necessary to constitute a quorum to take action at the meeting. Cumulative voting is not permitted. If a quorum is present at the meeting, the simple majority vote of shares voting is required for election of the directors. Abstaining votes and broker non-votes will not be counted as votes for or against a proposal, and will have no effect on the result of a vote, although both will be counted towards the presence of a quorum.

    The following table sets forth, as of November 30, 1998, information with respect to beneficial ownership of the Company's Common Stock by each person beneficially owning more than five percent (5%) of the outstanding shares of such Common Stock:

----------------------------------------------------------------------------------------
                                                                  SHARES         PERCENT
                                                               BENEFICIALLY        OF
   Title of Class                 NAME AND ADDRESS                  OWNED         CLASS
========================================================================================
   Common Stock                 Hillman Trusts/1/                1,843,922/2/        12%
----------------------------------------------------------------------------------------
   Common Stock                Howard B. Hillman/1/           14,692,164/2//3/       98%
----------------------------------------------------------------------------------------
   Common Stock           Venhill Limited Partnership/1/         12,178,475/4/       81%
----------------------------------------------------------------------------------------

/1/ The address is c/o Howard B. Hillman, Taconic Group, 158 Main Street, New
    Canaan, CT 06840.
/2/ The Hillman Trusts are comprised of thirteen separate trusts holding in aggregate 1,843,922 shares. These shares are also included in the total for Howard B. Hillman, President, CEO and a director of the Company. Under the terms and conditions of the Trusts, Mr. Hillman has sole voting and investment powers for one Trust which includes 1,000 shares; shared voting and investment powers for eleven Trusts which include 936,255 shares; and neither voting nor investment powers for one Trust which includes 906,667 shares. Additionally, Mr. Hillman is the beneficiary and Trustee of one of the Trusts; beneficiary of two of the Trusts; and the Trustee of ten of the Trusts. The other Trustees and beneficiaries of the Hillman Trusts are neither officers nor directors of the Company.
/3/ Includes 669,767 shares held directly by Howard B. Hillman; 12,178,475 shares owned by Venhill Limited Partnership of which Mr. Hillman is a general partner; and 1,843,922 shares held by the Hillman Trusts. Excludes an aggregate of 800 shares owned by Mr. Hillman's adult children, as to which shares Mr. Hillman disclaims beneficial ownership.
/4/ Howard B. Hillman is a general partner of Venhill Limited Partnership.


    The following table sets forth, as of November 30, 1998, information with respect to beneficial ownership of the Company's Common Stock by each director of the Company, each of whom is a nominee for election as director, by each named executive officer, and by the present directors and officers of the Company as a group:

------------------------------------------------------------------------------------------------------------
                                                                                AMOUNT AND NATURE    PERCENT
                                                                                        OF              OF
  Title of Class                              NAME                             BENEFICIAL OWNERSHIP   CLASS
============================================================================================================
Common Stock        Howard B. Hillman                                              14,692,164/1/      98%
                  ------------------------------------------------------------------------------------------
                    Major General William R. Usher, USAF (Ret.)                         1,200         *
                  ------------------------------------------------------------------------------------------
                    J. Roderick Heller, III                                             2,400/2/      *
                  ------------------------------------------------------------------------------------------
                    Dewayn Davis                                                       30,160/2/      *
------------------------------------------------------------------------------------------------------------
Common Stock        All current directors and officers as a group (6 persons)      14,733,429/1//2/  99%
------------------------------------------------------------------------------------------------------------

* Less than 1 percent.
/1/ Includes 770,333 shares of Common Stock held of record by the Hillman Trusts of which Howard B. Hillman is both a Trustee and a beneficiary; 166,922 shares of Common Stock held of record by the Hillman Trusts of which Mr. Hillman is a Trustee but not a beneficiary and as to which he disclaims beneficial ownership; 906,667 shares of Common Stock of which Mr. Hillman is a grantor and neither a Trustee nor a beneficiary; 669,767 shares of Common Stock owned directly by Mr. Hillman; 12,178,475 shares owned by Venhill Limited Partnership of which Mr. Hillman is a general partner; and excludes an aggregate of 800 shares held by Mr. Hillman's adult children, as to which shares Mr. Hillman disclaims beneficial ownership.
/2/ Includes stock options that will have vested by January 26, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten percent (10%) shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of reports furnished to the Company, the Company believes that all filings applicable to its executive officers, directors, and ten percent (10%) beneficial owners complied with applicable Commission regulations during the last fiscal year.

PERFORMANCE GRAPH

  The following graph compares the Company's, the peer group's and the Standard & Poors' 500 yearly percentage change in cumulative total shareholder return for the past five years, as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the registrant's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period. The graph assumes that $100 was invested on September 30, 1993 and that all dividends were reinvested.

  For purposes of this Proxy Statement, the peer group, which Auto-trol Technology Corporation considers to be its competitors, is made up of the following four companies: Altris Software, Inc.; Documentum, Inc.; Structural Dynamics Research Corporation; and Intergraph Corporation. This is the same peer group that was used for comparative purposes in the Company's Proxy Statement dated December 22, 1997, excluding ComputerVision Corporation, which was not included due to the fact that it was acquired by Parametric Technology Corporation.


                Period          Auto-trol       Peer Group      S&P 500
                -------------------------------------------------------
                1993               100             100            100
                1994               267              80             99
                1995               200             115            125
                1996                80             127            147
                1997                67              97            203
                1998                67              44            218
                -------------------------------------------------------

                       PROPOSAL 1. ELECTION OF DIRECTORS

  The Company's Bylaws provide that the Board of Directors shall consist of not fewer than three persons. In accordance with the Bylaws, three directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. The proxies will be voted, unless authority to do so is withheld, in favor of the nominees listed below, all of whom comprise the current Board of Directors of the Company, each having served in that capacity since the dates indicated. In the event any of the nominees shall become unavailable, the persons named as proxies may vote for a substitute nominee or vote for fewer than three directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

NOMINEES FOR DIRECTORS

  The following table sets forth certain information regarding each nominee for election as director of the Company:

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                                                                                    BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS;
                                     POSITION WITH THE COMPANY;                                YEAR BECAME DIRECTOR AND
NAME; AGE                               PRINCIPAL OCCUPATION                                      OTHER DIRECTORSHIPS
====================================================================================================================================

Howard B. Hillman  President of the Company, Chief Executive Officer and    Director of the Company since 1973.  President and Chief

Age 64               Chairman of the Board of Directors.                    Executive Officer of the Company since 1985.  Private
                                                                            investor, Trustee and beneficiary of certain Hillman
                                                                            Family Trusts. Mr. Hillman is also a director of
                                                                            Hambrecht & Quist Group.
------------------------------------------------------------------------------------------------------------------------------------

Major General      Director of the Company. Consultant.                     Director of the Company since 1988.  October 1997 to
 William R. Usher,                                                          present, self-employed Consultant.  September 1994
 USAF (Ret.)                                                                through September 1997,  Director, Business Development,
Age 65                                                                      Lockheed Martin Corporation.
------------------------------------------------------------------------------------------------------------------------------------

J. Roderick        Director of the Company.                                 Director of the Company since 1984.  Director, WMF
 Heller, III                                                                Group, Inc.  Director, City First Bank, N.A.  1985 to
Age 61                                                                      December 1997, Chairman and Chief Executive Officer of
                                                                            NHP Incorporated.
------------------------------------------------------------------------------------------------------------------------------------


There are no arrangements or understandings between any of the above-listed directors, or any other persons, pursuant to which any of the directors have been selected as such.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During the Company's last fiscal year, the Board of Directors met four times. Messrs. Hillman, Heller, and Usher were present at all meetings. The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee.

  The Audit Committee advises the Board of Directors with respect to (i) the selection of independent certified public accountants, who annually audit the books and records of the Company and its consolidated subsidiaries; (ii) the scope of such audit; (iii) the adequacy of the financial statements prepared for publication by management and the adequacy of the audits of such statements; and
(iv) the adequacy of the financial and accounting control procedures and the financial management of the Company. The current members are Messrs. Hillman and Heller. The Audit Committee did not meet separately from the Board of Directors meetings during the twelve months ended September 30, 1998.

  The Compensation Committee advises the Board of Directors with respect to executive compensation, stock options and other forms of compensation. The current members are Messrs. Usher and Heller. The Compensation Committee met once during the twelve months ended September 30, 1998. Messrs. Heller and Usher attended the meeting of the Compensation Committee.

  Each director who is not also an officer of the Company received $2,000 for attending each of the scheduled meetings of the Board of Directors in fiscal year 1998. Directors were reimbursed for travel expenses for attending the Board Meetings.

                                    OFFICERS

  Set forth below is a description of the present executive officers and officers of the Company except for Mr. Hillman, President, Chief Executive Officer and Chairman of the Board, who is described above. All officers of the Company hold office until their successors are appointed by the Board of Directors. There are no arrangements or understandings between any of the officers listed below, or any other persons, pursuant to which any of the officers have been selected as such.


DEWAYN DAVIS - VICE PRESIDENT

  Mr. Davis, age 42, joined the Company in 1984, initially as an Applications Engineer. He entered the Company's sales force in 1987 and was shortly thereafter promoted to Regional Sales Manager. In January, 1993 Mr. Davis was promoted to Director of Western Area Field Operations, and was appointed Vice President of the Company effective September 8, 1994.

ALLYSON S. KISSELL - SECRETARY

  Ms. Kissell, age 50, joined the Company in 1984, and has various managerial responsibilities, including management of the Legal Department. Ms. Kissell was appointed Assistant Secretary in 1987, and was appointed Secretary of the Company effective September 16, 1992.

VALERIE R. GAUTREAUX - ASSISTANT SECRETARY

  Ms. Gautreaux, age 48, has worked in various capacities, including Contract Administrator, in the Legal Department since joining the Company in 1987. She was appointed Assistant Secretary of the Company on October 24, 1996.


Mr. Kenneth M. Dedeluk resigned his position as the Company's Vice President of International Operations, and President of Auto-trol Technology (Canada) Ltd., effective June 15, 1998.

Ms. Mary Louise Schwab resigned her position as the Company's Vice President, Treasurer, and Chief Financial Officer, effective February 13, 1998.


                            EXECUTIVE  COMPENSATION

REPORT FROM THE COMPANY'S COMPENSATION COMMITTEE

  The Compensation Committee of the Board of Directors has reviewed executive compensation and concluded that salaries for executive officers should be based on a combination of factors including evaluation of compensation for executive positions within the industry, as well as the individual's past performance, education, job responsibilities and future potential with the Company.

  For its evaluation of compensation, the Committee did not rely on specific data from specific companies within the systems integration industry, but rather, on its broad understanding of competitive salaries for comparable executive positions. Based on this approach, there is no direct relationship between other companies and the broad industry "norms" used by the Committee in its deliberations regarding Company executive compensation.

     The objective of the Committee is to determine salaries that are sufficient to attract, motivate and retain executives of outstanding ability and potential. The Committee further attempts to establish a relationship between executive compensation and the creation of shareholder value. These objectives are achieved by providing a combination of cash compensation and stock option grants. Options are granted to executives based on subjective performance evaluation and not the attainment of specific performance goals.

     All of the above factors and policies were considered in determining the compensation of Mr. Hillman, President and Chief Executive Officer of the Company. However, in May 1991, Mr. Hillman voluntarily lowered his salary to its present level and has again asked the Compensation Committee not to increase his salary this fiscal year.

/s/ Major General William R. Usher, USAF (Ret.)              Director
--------------------------------------------------------
    Major General William R. Usher, USAF (Ret.)

/s/ J . Roderick Heller, III                                 Director
--------------------------------------------------------
    J. Roderick Heller, III

     The following Summary Compensation Table sets forth the salary, bonus and other compensation earned during the last three fiscal years by Howard B. Hillman, the Company's Chief Executive Officer, and by the other executive officer of the Company whose aggregate compensation for that year exceeded $100,000. No stock appreciation rights were granted to the named executive officers for the years indicated.

                           SUMMARY COMPENSATION TABLE



                                                                                 -----------------------------------
                                                                                            LONG TERM COMPENSATION
                                ------------------------------------------------------------------------------------
                                                   ANNUAL COMPENSATION                    AWARDS            PAYOUTS
                                ------------------------------------------------------------------------------------
                                                                    ALL          RESTRICTED
                                                                OTHER ANNUAL       STOCK        OPTIONS       LTIP
     NAME AND PRINCIPAL        FISCAL      SALARY     BONUS      COMPENSATION      AWARD(S)     GRANTED      PAYOUTS
         POSITION               YEAR          ($)     ($)/1/         ($)             ($)        (SHARES)        $
====================================================================================================================
Howard B. Hillman               1998     $100,000      $240            ___           N/A           ___         N/A
President and Chief           --------------------------------------------------------------------------------------
Executive Officer               1997     $100,000      $240            ---           N/A           ---         N/A
                              --------------------------------------------------------------------------------------
                                1996     $100,000      $240            ---           N/A           ---         N/A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Dewayn Davis                    1998     $130,000      $240            ---           N/A           ---         N/A
Vice President                --------------------------------------------------------------------------------------
                                1997     $122,991      $120            ---           N/A        40,000         N/A
                              --------------------------------------------------------------------------------------
                                1996     $116,991      $110            ---           N/A        28,000         N/A
--------------------------------------------------------------------------------------------------------------------

/1/ This column reflects compensation to named executive officers under the Company's 401(k) Retirement Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The two members of the Company's Compensation Committee, Mr. Usher and Mr. Heller, have no interlocking relationships as defined by SEC rules and regulations.


                         STOCK OPTIONS AND OTHER PLANS

     The Company has an Incentive Stock Option Plan ("ISO Plan"), a Special Purpose Stock Option Plan ("SPSO Plan") and an Employee Stock Purchase Plan ("ESP Plan"). The Board of Directors may from time to time alter, amend, suspend or discontinue the ISO Plan, the SPSO Plan and the ESP Plan, except that the Board may not take action which adversely affects the rights and obligations with respect to stock options outstanding under the Plans. The Board may not, without approval of the shareholders: (i) increase the maximum number of shares of Common Stock that may be made subject to options under any of the Plans; (ii) materially increase the benefits accruing to participants under any of the Plans; or (iii) materially modify the requirements as to eligibility for participation in any of the Plans.

     As amended by the shareholders in January 1992, the ISO Plan and the SPSO Plan options were pooled, combining the number of shares available for grant under both Plans. In 1998, the shareholders approved an increase of shares available for grant under the Plans to 1,000,000.

     Any shares of Common Stock which were subject to Stock Options, but for which such Stock Options have expired, shall again be available for purposes of granting Stock Options under the ISO Plan and the SPSO Plan. As of September 30, 1998, a total of 704,078 options for shares of Common Stock remained available for grant collectively under these Plans.

INCENTIVE STOCK OPTION PLAN

     Under the ISO Plan, Key Employees are granted options to purchase Common Stock of the Company at a per share price equal to the fair market value of a share of Common Stock on the date that the option is granted. Almost all of the Company's approximately 167 employees could qualify as Key Employees. The Compensation Committee determines the optionees, the number of shares covered by the options, and the exercise price of options granted under the ISO Plan. Compensation Committee members are not eligible to receive options under the ISO Plan.

     A copy of the ISO Plan is available upon shareholder request.

SPECIAL PURPOSE STOCK OPTION PLAN

     The SPSO Plan was adopted in 1981, approved by the shareholders in 1982, revised in 1994, and revised again in 1995. Under the SPSO Plan, options are granted at the fair market value of the shares on the date of grant. The Compensation Committee determines the optionees, the number of shares covered by the options, and the exercise price of the options granted under the Plan. The options granted and to be granted under the SPSO Plan are not "incentive" stock options which meet the requirements of Section 422A of the Internal Revenue Code of 1986, as amended. Compensation Committee members are eligible to receive options under the SPSO Plan.

     A copy of the SPSO Plan is available upon shareholder request.


                         OPTION REPORTING REQUIREMENTS

  The following Option Grants Table sets forth options to purchase Common Stock granted from October 1, 1997 through September 30, 1998 under the ISO Plan and the SPSO Plan, to the named executive officers referred to in the Summary Compensation Table who were granted stock options during that period.

                             OPTION GRANTS TABLE/*/

                                                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                                                           ASSUMED ANNUAL RATES
                                                                                                               OF STOCK PRICE
                                                                                                         APPRECIATION FOR OPTION
                                                                                                                    TERM
------------------------------------------------------------------------------------------------------------------------------------

                                 NUMBER OF
                                 SECURITIES
                                 UNDERLYING            % OF TOTAL
                                  OPTIONS            OPTIONS GRANTED       EXERCISE
                                  GRANTED            TO EMPLOYEES IN        PRICE        EXPIRATION          5%             10%
NAME                             ($)/SH/1/           FISCAL YEAR 1998     ($)/SH/1/        DATE           ($)/SH/1/      ($)/SH/1/
====================================================================================================================================

N/A                                  N/A                    N/A              N/A            N/A              N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

/*/ SEC regulations require disclosure of stock appreciation rights ("SARs") issued; however, Auto-trol Technology Corporation has not granted any SARs.
/1/ Actual gains on exercise, if any, are dependent upon the future performance of the Company's Common Stock.

Under either the ISO Plan or the SPSO Plan, options become exercisable in five cumulative annual installments of twenty percent (20%) per year, and remain exercisable until the option expires. A change of ownership of the Company may accelerate the vesting schedule of the options. An unexercised option generally expires on the tenth anniversary of the date on which it was granted, or thirty
(30) days after termination of the employment, or six months after the death or disability, of the optionee. The exercise price on the date of grant may be paid either in cash or at the discretion of the Compensation Committee by delivery of shares of the Company's Common Stock previously purchased, valued at the market price as of the date such shares are tendered to the Company. The Compensation Committee may, in its discretion, establish provisions for the exercise of stock options different from those described in this paragraph.

     No options were granted to named executive officers during the 1998 fiscal year, and no named executive officer exercised any stock options in fiscal year 1998.



  The following Aggregated Option Exercises and Fiscal Year End Option Value Table sets forth the options held by the named executive officers at the end of the last fiscal year.


       AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUE TABLE

---------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF SECURITIES                  VALUE OF UNEXERCISED IN-THE-
                                                           UNDERLYING  UNEXERCISED                   MONEY OPTIONS AT FISCAL
                                                          OPTIONS AT FISCAL YEAR END                     YEAR END ($)
                          SHARES ACQUIRED   VALUE  ------------------------------------------------------------------------------
          NAME              ON EXERCISE    REALIZED       VESTED          UNEXERCISABLE              VESTED        UNEXERCISABLE
=================================================================================================================================
Howard B. Hillman               ---           ---           ---                ---                   $   ---            $    ---
---------------------------------------------------------------------------------------------------------------------------------
Dewayn Davis                    ---           ---        15,000             60,000                   $45,000            $180,000
---------------------------------------------------------------------------------------------------------------------------------

EMPLOYEE STOCK PURCHASE PLAN

  The Company's Employee Stock Purchase Plan ("ESP Plan") became effective in 1980, and is administered by two members of the Board of Directors (the "Committee"). Almost all full-time employees who have been with the Company for at least six months and who work seventeen and one-half (17 1/2) hours per week are entitled to participate in the ESP Plan. The purchase period for the ESP Plan begins on March 1 and ends October 31, for each calendar year. All employees who wish to participate in the ESP Plan must re-enroll at the beginning of each purchase period.

  An employee may purchase stock equal to the lesser of ten percent (10%) of his annual salary, or the number of shares authorized by the Committee. The ESP Plan allows employees to purchase Common Stock at the lesser of either full market price, or at a five percent (5%) discount of the fair market price of the stock at the beginning of the purchase period, or at a five percent (5%) discount of the fair market price when the stock is purchased.

  No shares of Common Stock were acquired under the ESP Plan from October 1, 1997 through September 30, 1998 by the named executive officers. During fiscal year 1998 an aggregate of 3,018 shares were purchased by employees of the Company pursuant to the ESP Plan.

  A copy of the ESP Plan is available upon shareholder request.

RETIREMENT SAVINGS PLAN

  The Company's Retirement Savings Plan (the "Retirement Plan") is a cash or deferred profit-sharing plan designed to comply with the requirements of Section 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended. All employees of the Company may participate in the Retirement Plan, provided that they have six months of service with the Company. The Retirement Plan is administered by a committee appointed by the Board of Directors.

  Funds of the Plan are held, invested and administered by an independent company. Plan funds may not be invested in Common Stock of the Company.

  Under the Plan, employees may contribute an amount equal to up to twenty percent (20%) of their compensation per pay period, subject to statutory limits, to a tax deferral account. The percentage of compensation that may be contributed by the highly compensated employees under the Internal Revenue Code depends on the average percentage of compensation contributed by the non-highly compensated employees.

  The Company will contribute, to the employee's account, an amount equal to the employee's contribution, up to ten dollars ($10) per pay period. The value of an employee's account is payable to the employee or the employee's beneficiary upon the employee's retirement, voluntary or involuntary termination of employment, death, or disability. Prior to such time, withdrawals may only be made for financial hardships as defined by the Internal Revenue Code and Regulations.

  The Board of Directors may, in its discretion, terminate the Retirement Plan at any time, in whole or in part. Upon such termination, the Retirement Plan provides for the distribution of the assets of the fund for the benefit of its participants.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  During fiscal year 1998 the Company borrowed $8,150,000 from the Venhill Limited Partnership ("Venhill"), in which Mr. Hillman, the general partner, has voting and investment powers. In December 1997 the Board of Directors approved the conversion of $2,000,000 of the debt to Venhill for 1,333,333 shares of Common Stock at a conversion price of $1.50 per share. In March 1998 the Board of Directors approved the conversion of $2,500,000 of the debt to Venhill for 2,000,000 shares of Common Stock at a conversion price of $1.25 per share. In June 1998 the Board of Directors approved the conversion of $500,000 of the debt to Venhill for 363,637 shares of Common Stock at a conversion price of $1.375 per share. In September 1998 the Board of Directors approved the conversion of $2,000,000 of the debt to Venhill for 1,882,353 shares of Common Stock at a conversion price of $1.0625 per share. The price per share for each conversion approximates the market bid price at the date of conversion. The Company's related party debt activity for the fiscal year ending September 30, 1998 was as follows:


  Note payable balance as of October 1, 1997           $ 4,975,000
  Additional amount borrowed                             8,150,000
  Amount paid                                           (2,000,000)
  Amount converted to Common Stock by Venhill           (7,000,000)
                                                       -----------
  Note payable balance as of September 30, 1998        $ 4,125,000
                                                       ===========

  The outstanding Venhill notes are payable October 1, 1999 and bear interest at ten percent (10%). Interest payable relating to this debt was approximately $398,460 as of September 30, 1998, of which all is due to Venhill.

                                 OTHER MATTERS

  The items discussed above are the only items of business, other than routine procedural matters, which management intends to present or is informed that others intend to present, for action as to which proxies received or presented at the meeting are to be used. However, if other matters are properly presented at the meeting, proxies named by the Board of Directors will vote the shares represented by them in accordance with the recommendations of the Board of Directors of the Company.


          RELATIONSHIPS WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  The Company retained KPMG Peat Marwick as its independent certified public accountants effective 1990, and they have been selected to continue in such capacity for the current fiscal year.

  Representatives of KPMG Peat Marwick are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                              FINANCIAL STATEMENTS

  Consolidated financial statements for the Company are included in Auto-trol Technology Corporation's Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission. A copy of this Report may be obtained without charge upon written request directed to Ms. Allyson S. Kissell, Secretary, 12500 North Washington Street, Denver, Colorado 80241-2400.


                              By Order of the Board of Directors



                              Allyson S. Kissell
                              Secretary

Denver, Colorado
December 22, 1998

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       AUTO-TROL TECHNOLOGY CORPORATION

          FOR MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 26, 1999


The undersigned hereby appoints Howard B. Hillman and Allyson S. Kissell and each of them, each with full power to act alone and each with full power of substitution, as proxies to vote all the shares of Common Stock of Auto-trol Technology Corporation held of record by the undersigned on December 8, 1998 which the undersigned is entitled to vote at its annual meeting of shareholders to be held on January 26, 1999, and any adjournment thereof, upon the following matters as set forth in the Notice of said meeting and Proxy Statement dated December 22, 1998, copies of which have been received by the undersigned.

                     (IMPORTANT-CONTINUED ON REVERSE SIDE)

                        Please date, sign and mail your
                     proxy card back as soon as possible!


                        Annual Meeting of Shareholders

                       AUTO-TROL TECHNOLOGY CORPORATION


                               January 26, 1999



                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
      Please mark your
A [X] votes as in this
      example


  The Board of Directors recommends that all shareholders vote on the following:


                                       FOR   AGAINST
1. Election of three (3) Directors:    [_]     [_]

   Nominees: J. Roderick Heller, III
             Howard B. Hillman
             Major General William R. Usher (Ret.)

   FOR except vote withheld from the following nominee(s):

   ----------------------------------------------------------------------------

2. Such other business as may properly come before the meeting.


Mark here for address change:
                              --------------------------------------------------

                                           PLEASE RETURN USING ENCLOSED ENVELOPE
                                           -------------------------------------




Signature                   Signature if held jointly                 Date:
          -----------------                           ---------------      -----

IMPORTANT: Please sign exactly as your name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person.